EXHIBIT 4.4

[STOCK CERTIFICATE]

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
NUMBER	SHARES

COMMON STOCK	CUSIP
SEE REVERSE FOR CERTAIN DEFINITIONS.

BERMAN CENTER, INC.

This Certifies that                      SPECIMEN                          is the owner
of _______________________

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARES OF

Berman Center, Inc.

Transferable on the books of the Corporation in person or by attorney upon surrender of this certificate endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certifciate of Incorpration and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsinmile signatures of its duly authorized officers.

Dated:
Secretary	President

CORPEX BANKNOTE CO., BAY SHORE N.Y.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	--	as tenants in common

TEN ENT	--	as tenants by the entireties

JT TEN	--	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT	--	______________ Custodian ______________
(Cust) (Minor)
under Uniform Gifts to Minors Act _____________
(State)

Additional abbreviations may also be used though not in the above list.

For value received ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
___________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

Shares represented by the within Certificate, and do hereby irrevocable constitute and appoint _____________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated _________________________
In presence of

_________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.